SUPPLEMENT DATED NOVEMBER 27, 2013
TO THE PROSPECTUS DATED JULY 19, 2013 FOR
BPV CORE DIVERSIFICATION FUND – ADVISOR SHARES AND
BPV WEALTH PRESERVATION FUND – ADVISOR SHARES
(COLLECTIVELY, THE “FUNDS”)
EACH A SERIES OF BPV FAMILY OF FUNDS

This supplement must be accompanied by, or read in conjunction with, the current Prospectus for the Funds dated July 19, 2013. Please keep this supplement for future reference.

Effective December 1, 2013, the annualized 12b-1 fee paid by each Fund pursuant to its respective distribution plan will be reduced from 0.65% to 0.25% of the average daily net assets of each Fund’s Advisor Shares. In addition, the Funds’ investment adviser, BPV Capital Management, LLC, has agreed to extend each Fund’s expense limitation agreement through February 1, 2015. Accordingly:

•	The sections of the Prospectus captioned “Annual Fund Operating Expenses” and “Example”, on pages 1-2 and 6-7 are replaced with the following:

(For the BPV Core Diversification Fund, pages 1-2)

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees 1	0.25%
Other Expenses 2	0.82%
Acquired Fund Fees and Expenses 3	0.24%
Total Annual Fund Operating Expenses	2.06%
Fee Waiver and/or Expense Reimbursement 2,4	-0.57%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement 2,4	1.49%

1 Prior to December 1, 2013, the Fund paid 12b-1 Fees of 0.65%.
2 The operating expenses in this fee table do not correlate to the expense ratio in the financial highlights for the Advisor Share class, but nonetheless reflect the Fund’s current (i) expense levels and (ii) expense limitation agreement.
3 The Fund's shareholders indirectly bear the expenses of the other funds in which the Fund invests (the “Acquired Funds”). The operating expenses in this fee table may not correlate to the expense ratio in the Financial Highlights in this prospectus, because the Financial Highlights include only the operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.
4 BPV Capital Management, LLC (the “Adviser”) has entered into a contractual agreement with the Core Diversification Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Core Diversification Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund Fees and Expenses, 12b-1 fees, if any, and extraordinary expenses) to not more than 1.00%. Subject to approval by the Core Diversification Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Core Diversification Fund within the three twelve month periods following the twelve month period in which such waiver occurred, if the Core Diversification Fund is able to make the payment without exceeding the 1.00% expense limitation. The current contractual agreement cannot be terminated prior to February 1, 2015 without the Board of Trustees’ approval.

Example.  This Example is intended to help you compare the cost of investing in the Advisor Shares of the Core Diversification Fund with the cost of investing in other mutual funds.

This expense example assumes that you invest $10,000 in the Advisor Shares of the Core Diversification Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The expense example also assumes that your investment has a 5% return each year and the Core Diversification Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until February 1, 2015.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Advisor Shares	$152	$591	$1,055	$2,341

(For the BPV Wealth Preservation Fund, pages 6-7)

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees 1	0.25%
Other Expenses 2	1.36%
Acquired Fund Fees and Expenses 3	0.09%
Total Annual Fund Operating Expenses	2.45%
Fee Waiver and/or Expense Reimbursement 2,4	-1.11%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement 2,4	1.34%

1 Prior to December 1, 2013, the Fund paid 12b-1 Fees of 0.65%.
2 The operating expenses in this fee table do not correlate to the expense ratio in the financial highlights for the Advisor Share class, but nonetheless reflect the Fund’s current (i) expense levels and (ii) expense limitation agreement.
3 The Fund's shareholders indirectly bear the expenses of the other funds in which the Fund invests (the “Acquired Funds”). The operating expenses in this fee table may not correlate to the expense ratio in the Financial Highlights in this prospectus, because the Financial Highlights include only the operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.
4 BPV Capital Management, LLC (the “Adviser”) has entered into a contractual agreement with the Wealth Preservation Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Wealth Preservation Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund Fees and Expenses, 12b-1 fees, if any, and extraordinary expenses) to not more than 1.00%. Subject to approval by the Wealth Preservation Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Wealth Preservation Fund within the three twelve month periods following the twelve month period in which such waiver occurred, if the Wealth Preservation Fund is able to make the payment without exceeding the 1.00% expense limitation. The current contractual agreement cannot be terminated prior to February 1, 2015 without the Board of Trustees’ approval.

Example.  This Example is intended to help you compare the cost of investing in the Advisor Shares of the Wealth Preservation Fund with the cost of investing in other mutual funds.

This expense example assumes that you invest $10,000 in the Advisor Shares of the Wealth Preservation Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The expense example also assumes that your investment has a 5% return each year and the Wealth Preservation Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until February 1, 2015.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Advisor Shares	$136	$657	$1,205	$2,698

•	The third paragraph on page 18 is replaced with the following:

The Funds charge 12b-1 fees for Advisor Shares.  Pursuant to the Distribution Plan, a Fund may annually pay the Distributor up to 0.25% of the average daily net assets of the Funds’ Advisor Shares.  Because 12b-1 fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Investors Should Retain This Supplement for Future Reference

SUPPLEMENT DATED NOVEMBER 27, 2013
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 19, 2013 FOR
BPV CORE DIVERSIFICATION FUND AND BPV WEALTH PRESERVATION FUND
EACH A SERIES OF BPV FAMILY OF FUNDS (“TRUST”)

This supplement must be accompanied by, or read in conjunction with, the Statement of Additional Information (“SAI”) for the Trust, dated July 19, 2013. Please keep this supplement for future reference.

Effective December 1, 2013, the annualized 12b-1 fee paid by each of the BPV Core Diversification Fund and the BPV Wealth Preservation Fund pursuant to its respective distribution plan will be reduced from 0.65% to 0.25% of the average daily net assets of each Fund’s Advisor Shares. Accordingly:

•	The third paragraph on page 28 of the SAI is replaced with the following:

Under the Plan, the Funds may use 12b-1 fees to compensate broker-dealers for sales of the Funds’ Advisor Shares, or for other expenses associated with distributing the share class.  The Fund may expend up to 0.25% of the Advisor Shares’ respective average daily net assets annually to pay for any activity primarily intended to result in the sale of these share classes and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.

•	The fifth paragraph on page 30 of the SAI is replaced with the following:

Plan under Rule 12b-1. As discussed in the “Management and Administration – Distributor” section above, the Funds have adopted a Plan pursuant to Rule 12b-1 of the 1940 Act for the Funds for their Advisor Shares.  Under the Plan, the Funds may pay for services related to the distribution of Advisor Shares with up to 0.25% of these share classes’ assets on an annual basis.  The Trustees will take into account expenditures under the Plan for purposes of reviewing operations under the Plan and in connection with their annual consideration of renewal of the Plan.  The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of the Funds’ prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders with respect to shares of the Funds; (b) the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to shares of the Funds; (c) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Funds, including the performance of the Funds; (d) training sales personnel regarding the shares of the Funds; and (e) financing any activity that the Distributor determines is primarily intended to result in the sale of Fund shares.  Under the Plan, the Distributor is compensated regardless of its out-of-pocket expenditures.  The Funds do not participate in any joint distribution activities with other investment companies nor are the Funds aware of any interested person of the Funds or any director who is not an interested person of the Funds having any direct or indirect financial interest in the Plan or related agreements.

Investors Should Retain This Supplement for Future Reference